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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 4, 2004


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                     (860) 779-2800 (Registrant's Telephone
                          Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

              Exhibit No.     Description
              -----------     -----------

                 99.1 Press Release, dated May 4, 2004, announcing that the Company has entered into an amended and restated four-year $250 million revolving credit facility with a bank group led by Bank of America Business Capital (formerly Fleet Capital Corporation) as the administrative agent, effective April 30, 2004.

Item 9. Regulation FD Disclosure

      On May 4, 2004, the Company issued a press release announcing that it has entered into an amended and restated four-year $250 million revolving credit facility with a bank group led by Bank of America Business Capital (formerly Fleet Capital Corporation) as the administrative agent, effective April 30, 2004. A copy of this press release is attached as an exhibit to this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Rick D. Puckett
                                            -------------------------
                                            Rick D. Puckett
                                            Vice President, Treasurer and Chief
                                            Financial Officer

                                        Date:  May 4, 2004


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

      99.1 Press Release, dated May 4, 2004, announcing that the Company has entered into an amended and restated four-year $250 million revolving credit facility with a bank group led by Bank of America Business Capital (formerly Fleet Capital Corporation) as the administrative agent, effective April 30, 2004.